Execution Copy
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                              SERIES A CONVERTIBLE
                       PREFERRED STOCK PURCHASE AGREEMENT




                                      Among




                            UNVEIL TECHNOLOGIES, INC.

                                       and

                                 VOICENET, INC.







                               As of March 7, 2001

                             EXHIBITS AND SCHEDULES
                             ----------------------

Exhibits
--------

A      Amended and Restated Certificate of Incorporation
B      Form of Stockholders Agreement
C      Form of Registration Rights Agreement


Schedules
---------

4.4    Capitalization
4.6    Material Contracts
4.9    Employee Benefit Plans
4.13   Patents and Trademarks

                            UNVEIL TECHNOLOGIES, INC.

SERIES A CONVERTIBLE PREFERRED STOCK PURCHASE AGREEMENT


         THIS Agreement, dated as of March 7, 2001, is among (a) Unveil Technologies, Inc., a Delaware corporation (the "COMPANY") and (b) Voicenet, Inc., a Delaware corporation ("VOICENET"),and such other Persons who become a party hereto pursuant to Section 2.5 hereof. The parties agree as follows:

1. DEFINITIONS. Accounting terms used in this Agreement and not otherwise defined herein shall have the meanings provided in U.S. GAAP. Certain capitalized terms are used in this Agreement as specifically defined in this
Section 1 as follows:

         "ADDITIONAL CLOSING" is defined in Section 2.5.

         "ADDITIONAL INVESTOR" is defined in Section 2.5.

         "AFFILIATE" means any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person) and shall include (a) any Person who is an officer, director or beneficial holder of at least 10% of the outstanding capital stock of the Company (or other specified Person), (b) any Person of which the Company (or other specified Person) or any officer or director of the Company (or other specified Person) shall, directly or indirectly, either beneficially own at least 10% of the outstanding equity securities or constitute at least a 10% participant, and (c) in the case of a specified Person who is an individual, Members of the Immediate Family of such Person; provided, however, that (a) the Investors and (b) Yuri Ziemen, shall not be Affiliates of the Company for purposes of this Agreement.

         "AMENDED AND RESTATED CHARTER" is defined in Section 2.1.

         "BY-LAWS" means all written rules, regulations, procedures and by-laws and all other similar documents, relating to the management, governance or internal regulation of a Person other than an individual, each as from time to time amended or modified.

         "CHARTER" means the articles or certificate of incorporation, statute, constitution, joint venture or partnership agreement or articles or other charter of any Person other than an individual, each as from time to time amended or modified.

         "CLOSING" is defined in Section 2.4.

         "CLOSING DATE" is defined in Section 2.4.

         "CODE" means the U.S. federal Internal Revenue Code of 1986 or any successor statute, and the rules and regulations thereunder, as from time to time amended and in effect.


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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                   Page 2
--------------------------------------------------------------------------------


         "COMMON STOCK" means the common stock, $0.001 par value per share, of the Company.

         "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act, the Exchange Act or both.

         "COMPANY" is defined in the Preamble.

         "CONTRACTUAL OBLIGATION" means, with respect to any Person, any contracts, agreements, deeds, mortgages, leases, licenses, other instruments, commitments, undertakings, arrangements or understandings, written or oral, or other documents, including any document or instrument evidencing indebtedness, to which any such Person is a party or otherwise subject to or bound by or to which any asset of any such Person is subject.

         "EMPLOYEE BENEFIT PLAN" means each and all "employee benefit plans" as defined in section 3(3) of ERISA, maintained or contributed to by the Company, any of its Affiliates or any of their respective predecessors, or in which the Company, any of its Affiliates or any of their respective predecessors participates or participated and which provides benefits to employees of the Company or their spouses or covered dependents or with respect to which the Company has or may have a material liability, including, (i) any such plans that are "employee welfare plans" as defined in section 3(1) of ERISA and (ii) any such plans that are "employee pension benefit plans" as defined in section 3(2) of ERISA.

         "ERISA" means the Employee Retirement Income Security Act of 1974 or any successor statute and the rules and regulations thereunder, and in the case of any referenced section of any such statute, rule or regulation, any successor section thereof, collectively and as from time to time amended and in effect.

         "ERISA Group", with respect to any entity, means any Person which is a member of the same "controlled group" or under "common control", within the meaning of section 414(b) or (c) of the Code or section 4001(b)(1) of ERISA, with such entity.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as from time to time amended and in effect.

         "GAAP" means U.S. generally accepted accounting principles, as in effect from time to time, applied on a consistent basis.

         "INVESTOR SECURITIES" is defined in Section 2.1.

         "INVESTORS" means the holders of Investor Securities.



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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                   Page 3
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         "LEGAL  REQUIREMENT"  means any federal,  state,  local or foreign law,
statute,  standard,  ordinance,  code,  order,  rule,  regulation,   resolution,
promulgation or any final order, judgment or decree of any court, arbitrator, tribunal or governmental authority, or any license, franchise, permit or similar right granted under any of the foregoing.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect upon the business, assets, financial condition, income or prospects of the Company and its Subsidiaries, if any, on a consolidated basis.

         "MEMBERS OF THE IMMEDIATE FAMILY," as applied to any individual, means each parent; spouse; child; brother; sister; or the spouse of a child, brother or sister of the individual, and each trust created for the benefit of one or more of such persons and each custodian of a property of one or more such persons.

         "PENSION PLAN" means each pension plan (as defined in section 3(2) of ERISA) established or maintained, or to which contributions are or were made, by the Company or any of its Subsidiaries or former Subsidiaries, or any Person which is a member of the same ERISA Group with any of the foregoing.

         "PERSON"  means  an  individual,  partnership,   corporation,  company,
association,   trust,  joint  venture,   unincorporated   organization  and  any
governmental department or agency or political subdivision.

         "PREFERRED STOCK" means the Series A Convertible Preferred Stock, par value $0.001 per share, of the Company.

         "PRINCIPAL HOLDER" means Voicenet (and its Affiliates) so long as it holds Investor Securities representing at least 25% of its original investment.

         "QUALIFIED PUBLIC OFFERING" is defined in Paragraph 5 of Article FOURTH of the Amended and Restated Charter.

         "REGISTRATION RIGHTS AGREEMENT" is defined in Section 3.6(b).

         "RELATED   AGREEMENTS"   means  the  Stockholders   Agreement  and  the
Registration Rights Agreement.

         "REQUIRED HOLDERS" means the holders at the relevant time (excluding the Company or any of its Subsidiaries) of a majority or more of the voting power of all Preferred Stock, voting together as a single class.



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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                   Page 4
--------------------------------------------------------------------------------

         "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be from time to time amended and in effect.

         "STOCKHOLDERS AGREEMENT" is defined in Section 3.6(a).

         "SUBSIDIARY" means any Person of which the Company or other specified Person now or hereafter shall at the time (a) own directly or indirectly through a Subsidiary at least 50% of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or (b) constitute a general partner.

         "WELFARE PLAN" means each welfare plan (as defined in section 3(1) of ERISA) established or maintained, or to which any contributions are or were made, by the Company or any of its Subsidiaries or any Person which is a member of the same ERISA Group with any of the foregoing.

         "VOICENET" is defined in the Preamble.

2. SALE AND PURCHASE OF SECURITIES.

         2.1. INVESTOR SECURITIES. The Preferred Stock being purchased by the Investors hereunder are referred to as "INVESTOR SECURITIES." The powers, preferences and rights of the Preferred Stock are set forth in the Company's Charter as amended through the date hereof in the form set forth in EXHIBIT A (the "AMENDED AND RESTATED CHARTER").

         2.2. AGREEMENT TO SELL AND PURCHASE. Based on the Investors' representations and warranties contained in Section 5, the Company agrees to issue and sell to the Investors and, subject to the terms and conditions hereof and in reliance on the representations, warranties and agreements of the Company contained or referred to herein, the Investors severally agree to purchase (a) in the case of Voicenet, 2,500,000 shares of Preferred Stock at a price of $0.625 per share at the Closing, and (b) in the case of Additional Investors, such number of shares of Preferred Stock as are indicated on subscription agreements executed and delivered by such Additional Investors at a price of $0.625 per share at any Additional Closings.

         2.3. RESERVATION OF SHARES. The Company will have authorized and reserved as of the Closing and each Additional Closing, and covenants to continue thereafter to reserve, free of preemptive rights and other preferential rights, a sufficient number of its previously authorized but unissued shares of Common Stock to satisfy the rights of conversion of the holders of the Preferred Stock.

         2.4. CLOSING. The closing of the purchase and sale of Preferred Stock described in Section 2.2(a) (the "CLOSING") shall take place in Boston, Massachusetts at the offices of Ropes & Gray on March 7, 2001 (the "CLOSING DATE") or at such other place and time as the Company



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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                   Page 5
--------------------------------------------------------------------------------


and Voicenet may otherwise agree. Against payment of the purchase price therefor by check, wire transfer, cancellation of indebtedness or such other form of payment as shall be acceptable to the Company, (a) at the Closing, the Company will deliver to Voicenet a certificate evidencing 2,500,000 shares of Preferred Stock and (b) at each Additional Closing, the Company will deliver to each Investor a certificate evidencing such number of Preferred Shares as such Investor has purchased at such Additional Closing.

         2.5. ADDITIONAL CLOSINGS. At any time within 90 days of the Closing, the Company may, but is not obligated to, sell up to 500,000 shares of Preferred Stock (the "ADDITIONAL INVESTOR SECURITIES") to certain individuals and entities who did not purchase Investor Securities at the Closing (any such Person, an "ADDITIONAL INVESTOR"). The purchase price for the Additional Investor Securities to be sold to the Additional Investors pursuant to this Section 2.5 shall be $0.625 per share. As a condition to each such sale of Additional Investor Securities to an Additional Investor, such Additional Investor shall execute and deliver to the Company a counterpart signature page to each of this Agreement, the Shareholders Agreement and the Registration Rights Agreement. All such Additional Investors shall be deemed, upon such execution and delivery, an Investor for all purposes under this Agreement, with all of the rights and obligations thereof. Each additional closing contemplated by this Section 2.5 shall be referred to herein as an "ADDITIONAL CLOSING".

3. CONDITIONS TO PURCHASE. The Investors' several obligations to purchase the Preferred Stock pursuant to this Agreement are subject to the satisfaction, on or prior to the Closing Date or the date of any Additional Closings, of the following conditions:

         3.1. REPRESENTATIONS AND WARRANTIES CORRECT. The representations and warranties made by the Company herein shall be true and correct in all respects on and as of the Closing Date.

         3.2. FILING OF CHARTER. The Company shall have filed the Amended and Restated Charter with the Secretary of State of the State of Delaware.

         3.3. SECRETARY'S CERTIFICATE. The Secretary of the Company shall deliver a Certificate certifying: (a) the signatures of the officers of the Company authorized to sign the Agreement, the certificates for the Investor Securities and the Related Agreements; (b) the By-laws of the Company in effect on the Closing Date; (c) the Amended and Restated Charter as filed with the State of Delaware and effective on the Closing Date; and (d) the resolutions of the board of directors of the Company authorizing the execution and delivery of the Agreement, the Related Agreements and the transactions contemplated hereby.

         3.4. BOARD OF DIRECTORS. The Board of Directors of the Company shall consist of the members identified in the Stockholders Agreement.

3.5.

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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                   Page 6
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         3.5 GOOD  STANDING.  The Company shall  deliver a  Certificate  of Good
Standing for the Company from the Secretary of State of the State of Delaware and a certificate of foreign qualification from the state secretary of the Commonwealth of Massachusetts.

         3.6. RELATED AGREEMENTS. The Company shall have duly authorized, executed and delivered to the Investors the following agreements:

                  (a) Stockholders Agreement, in the form of EXHIBIT B, among the Company, the Investors and certain other stockholders of the Company (as from time to time in effect, the "STOCKHOLDERS AGREEMENT").

                  (b) Registration Rights Agreement, in the form of EXHIBIT C, among the Company, the Investors and certain other stockholders of the Company (as from time to time in effect, the "REGISTRATION RIGHTS AGREEMENT").

         3.7. EMPLOYEE CONFIDENTIALITY AND INVENTION AGREEMENTS. Each person employed by the Company who has access to proprietary information concerning the Company shall have executed and delivered to the Company a confidentiality and invention agreement.

         3.8. LEGALITY. All authorizations, approvals or permits of any governmental authority or regulatory body that are required in connection with the lawful issuance and sale of the Preferred Stock pursuant to this Agreement shall have been duly obtained and shall be in full force and effect.

         3.9. GENERAL. All instruments and legal and corporate proceedings in connection with the transactions contemplated by this Agreement shall be reasonably satisfactory in form and substance to the Investors, and the Investors shall have received copies of all documents, including records of corporate proceedings and officers certificates, which they may have reasonably requested in connection therewith.

         3.10. CONDITIONS PRECEDENT TO THE ADDITIONAL CLOSINGS. Except as set forth in this Section 3.10, there shall be no conditions precedent to the respective obligations of each of the Additional Investors to purchase the shares of Preferred Stock to be purchased by it at the applicable Additional Closing; PROVIDED HOWEVER, that in no event shall any Additional Investor be obligated to purchase any shares of Preferred Stock, if, prior to the date of the applicable Additional Closing, (a) the Company has filed a petition in bankruptcy (or takes any equivalent action under applicable state law), (b) a receiver and/or administrator (or equivalent) has been appointed in respect of substantially all of the Company's assets, (c) the Company has sought to make a compromise, assignment or other arrangement for the benefit of its creditors,
(d) there has been filed any complaint, application or petition against the Company seeking an order of relief or adjudication of bankruptcy under the Bankruptcy Act with respect to the Company, which complaint, application or petition is not timely contested, or, if timely contested, is not dismissed within 60 days of the date when such petition was filed, or (e) there has been filed any



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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                   Page 7
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complaint  against  the Company  alleging  that the  Company  has  violated  the intellectual property or other proprietary rights of a third party, which complaint (if resolved in favor of the plaintiff) would reasonably be expected to have a Material Adverse Effect.

4. REPRESENTATIONS AND WARRANTIES. In order to induce the Investors to enter into this Agreement and to purchase the Preferred Stock hereunder, the Company represents and warrants the following, except as set forth in a Company Disclosure Letter attached hereto (the "COMPANY DISCLOSURE LETTER") furnished to Voicenet.

         4.1. ORGANIZATION. The Company is a duly organized and validly existing corporation in good standing under the laws of Delaware. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it does business, except where the failure to be so qualified would not have a Material Adverse Effect.

         4.2. CORPORATE POWER AND AUTHORITY; NO CONFLICTS. The Company has all necessary corporate power and authority to enter into and perform this Agreement and the Related Agreements, to issue and sell the Investor Securities hereunder, and to carry on the businesses now conducted or presently proposed to be conducted by it. The Company has taken all corporate action necessary to authorize this Agreement, the Related Agreements and the issuance of the Investor Securities to be issued and sold hereunder. This Agreement and the Related Agreements are legal, valid and binding agreements of the Company, enforceable in accordance with their terms. The execution, delivery and performance by the Company of this Agreement and the Related Agreements and the issuance and sale of the Investor Securities will not result in any violation of or be in conflict with, or result in a breach of or constitute a default under, any term or provision of any Legal Requirement to which the Company is subject, or the Company's Charter or By-Laws, or any Contractual Obligation to which the Company is a party or by which it is bound.

         4.3. SUBSIDIARIES. The Company does not own or control, directly or indirectly, or have an interest in, any other corporation, partnership or business entity.

         4.4. CAPITALIZATION. The authorized capital stock of the Company is set forth in the Charter. On the Closing Date, after giving effect to the issuance of the Preferred Stock: (a) the Company will have no outstanding capital stock except for the shares of Common Stock and Preferred Stock owned beneficially and of record by the persons listed on SCHEDULE 4.4, (b) all of the shares of capital stock of the Company will be validly issued, fully paid, nonassessable and subject to no lien or restriction on transfer, except restrictions on transfer imposed by the Related Agreements and applicable securities laws, and
(c) all of the outstanding shares of capital stock have been offered and sold in compliance with applicable United States federal and state securities laws. The Company has no outstanding: (a) rights (either preemptive or otherwise) or options to subscribe for or purchase, or any warrants or other agreements providing for or requiring the issuance of, any capital stock or any securities convertible into or exchangeable for its capital stock, (b) obligations to repurchase or otherwise acquire or retire any of its capital



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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                   Page 8
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stock, any securities  convertible into or exchangeable for its capital stock or any rights, options or warrants with respect thereto except any contained in the Related Agreements, (c) rights that require it to register the offering of any of its securities under the Securities Act or (d) restrictions on voting any of securities.

         4.5. OUTSTANDING DEBT; ABSENCE OF LIABILITIES. The Company has no outstanding indebtedness for borrowed money, except for trade payables and money borrowed from Voicenet and/or any Affiliate of Voicenet and (ii) is not a guarantor or otherwise contingently liable on such indebtedness of any other Person. The Company has no material liabilities, contingent or otherwise.

         4.6. CONTRACTUAL OBLIGATIONS. SCHEDULE 4.6 contains, together with a reference to the paragraph pursuant to which each item is being disclosed, a correct and complete list of all Contractual Obligations of a material nature of the Company and its Subsidiaries of the types described below:

              (a) All collective bargaining agreements, all employment, bonus or consulting agreements, all pension, profit sharing, deferred compensation, stock option, stock purchase, retirement, welfare or incentive plans or agreements, and all plans, agreements or practices that constitute "fringe benefits" to any of the employees of the Company or its Subsidiaries.

              (b) All Contractual Obligations under which the Company is restricted from carrying on any business, venture or other activities anywhere in the world.

              (c) All Contractual Obligations to sell or lease (as lessor) any of the properties or assets of the Company or its Subsidiaries, except in the ordinary course of business, or to purchase or lease (as lessee) any real property.

              (d) All Contractual Obligations pursuant to which the Company guarantees any liability of any Person, or pursuant to which any Person guarantees any liability of the Company.

              (e) All Contractual Obligations pursuant to which the Company provides goods or services involving payments to the Company of more than $25,000 annually, which Contractual Obligation is not terminable by the Company without penalty upon notice of 30 days or less.

              (f) All Contractual Obligations with any Affiliate of the Company (other than this Agreement and the Related Agreements).

              (g) All Contractual Obligations providing for the disposition of the business, assets or shares of the Company or the merger or consolidation or sale of purchase of all or substantially all of the assets or business of any Person, and any letters of intent relating to the foregoing.



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Series A Convertible Preferred Stock Purchase Agreement                   Page 9
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              (h) All  Contractual  Obligations  of the Company  relating to the borrowing of money or to the mortgaging or pledging of, or otherwise placing a lien on, any asset of the Company (except liens imposed by operation of law in favor of landlords, suppliers, mechanics or others who provide services to the Company).

         All of the Contractual Obligations of the Company are enforceable against the Company and, to its knowledge, the other parties thereto in accordance with their terms, except for Contractual Obligations the failure of which to be so enforceable does not and will not result in a Material Adverse Effect. The Company is not in default under nor, to the best of the Company's knowledge, are there any material liabilities arising from any breach or default by any Person prior to the date of this Agreement of, any provision of any such Contractual Obligation. The Company has furnished to the Investors true and correct copies of all Contractual Obligations listed on SCHEDULE 4.6 which the Investors have reasonably requested.

         4.7. TRANSACTIONS WITH AFFILIATES. No Affiliate of the Company is a customer or supplier of, or is party to any Contractual Obligation with, the Company.

         4.8. CONFORMITY WITH LEGAL REQUIREMENTS. The operations of the Company as now conducted are not in violation of, nor is the Company in default under, any Legal Requirements presently in effect, except for such violations and defaults as do not and will not, in the aggregate, have a Material Adverse Effect. The Company has all franchises, licenses, permits or other authority presently necessary for the conduct of its business as now conducted.

         4.9. EMPLOYEE BENEFIT PLANS. SCHEDULE 4.9 sets forth a complete list of all Employee Benefit Plans and all Welfare Plans applicable to the employees of the Company. Each Employee Benefit Plan and Welfare Plan has been administered in substantial compliance with its terms and all applicable laws, including the Code and ERISA, except where the failure to comply would not have a Material Adverse Effect. The Company has no obligation under any Welfare Plan to provide for the continuation of benefits (other than disability payments and medical benefits incurred for illness arising in the course of employment) for more than one year after retirement or other termination of employment. No "reportable events" within the meaning of section 4043 of ERISA have occurred with respect to any Employee Benefit Plan. No Pension Plan is a "multiemployer plan" as defined in ERISA. The present value of benefits liabilities as described in Title IV of ERISA of Employee Benefit Plans does not exceed the current value of such Employee Benefit Plans assets allocable to such benefits liabilities by more than $100,000.

         4.10. EMPLOYEES. None of the employees of the Company is presently represented by a labor union, and to Company's knowledge no petition has been filed or proceedings instituted by any employee or group of employees with any labor relations board seeing recognition of a bargaining representative. No controversies or disputes are pending between the Company and any of its employees, except for such controversies and disputes as do not and will not, in the



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Series A Convertible Preferred Stock Purchase Agreement                  Page 10
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aggregate, have a Material Adverse Effect. To the best of the Company's knowledge, no employee of the Company is in violation of any term of any Contractual Obligation with a former employer relating to the right of any such employee to by employed by the Company because of the nature of the Company's business or the use of any trade secrets or proprietary information. Each employee of the Company is an "employee at will" and may be terminated by the Company without payment of any amounts other than accrued wages.

         4.11. TAXES. The Company has filed all material tax and information returns which are required to be filed by it and has paid, or made adequate provision for the payment of, all taxes which have or may become due. The Company has no knowledge of any material additional assessments or any basis therefor. The Company has withheld or collected from each payment made to its employees the amount of all taxes required to be withheld or collected therefrom and has paid over such amounts to the appropriate taxing authorities.

         4.12. LITIGATION. No litigation or proceeding before, or investigation by, any foreign, federal, state or municipal board or other governmental or administrative agency or any arbitrator is pending or, to the knowledge of the Company, threatened (nor to the knowledge of the Company, does any basis exist therefor) against the Company or, to the Company's knowledge, any officer of the Company, which in the aggregate could result in any material liability or which may otherwise result in a Material Adverse Effect, or which seeks rescission of, seeks to enjoin the consummation of, or which questions the validity of, this Agreement or any other Related Agreement or any of the transactions contemplated hereby or thereby.

         4.13. PATENTS AND TRADEMARKS. The Company owns or has sufficient rights to use all patents, patent applications, trademarks, service marks, copyrights, trade secrets and other intellectual property rights necessary for its business as now conducted or proposed to be conducted by it. A complete list of all patents, patent applications, trademarks, and registered copyrights is included on SCHEDULE 4.13. To Company's knowledge, the conduct of the business of the Company does not conflict with or infringe upon the patents, trademarks, copyrights or other intellectual property rights of any other Person. The Company is not aware that any of its patents, trademarks, copyrights or other intellectual property rights are not valid and enforceable.

         4.14. CONSENTS. No consent, approval, qualification, order or authorization of, or filing with any governmental authority is required in connection with the Company's valid execution, delivery or performance of the Related Agreements, or the offer, issue or sale of the Investor Securities by the Company, the conversion of the Preferred Stock, or the issuance of Common Stock upon conversion of the Preferred Stock, or the consummation of any other transaction contemplated on the part of the Company hereby, except the filing of the Amended and Restated Charter.

         4.15. FILINGS, BROKER'S FEES, ETC. The Company is not obligated to pay any broker's fee, finder's fee, investment banker's fee or other similar transaction fee in connection with the transactions contemplated hereby.


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Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                  Page 11
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         4.16. REAL PROPERTY  HOLDING  CORPORATION.  Neither the Company nor its
Subsidiaries is a "United States real property holding corporation," as defined in section 897(c)(2) of the Code and Treasury Regulation section 1.897-2(b).

         4.17. FEDERAL RESERVE REGULATIONS. The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin securities (within the meaning of Regulation G of the Board of Governors of the Federal Reserve System), and no part of the proceeds from the sale of the Investor Securities will be used to purchase or carry any margin security or to extend credit to others for the purpose of purchasing or carrying any margin security or in any other manner which would involve a violation of any of the regulations of the Board of Governors of the Federal Reserve System.

5. INVESTMENT REPRESENTATIONS; RESTRICTIONS ON TRANSFER.

         5.1. REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each of the Investors severally represents and warrants to the Company that:

              (a) It is an "accredited investor" for purposes of Regulation D under the Securities Act and that it has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company's stage of development so as to be able to evaluate the risks and merits of its investment in the Company and it is able financially to bear the risks thereof.

              (b) It is acquiring the Preferred Stock at the Closing for investment for its own account and not with a view to, or for resale in connection with, any distribution thereof.

              (c) It has had an opportunity to discuss the Company, business, management and financial affairs with the Company's management and has received (or had made available to it) any financial and business documents requested by it.

              (d) It understands that the shares of Preferred Stock to be purchased by it have not been registered under the Securities Act and must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration.

              (f) It has no contract, arrangement or understanding with any broker, finder or similar agent with respect to the transactions contemplated by this Agreement.

              (g) It has all necessary power and authority to enter into and perform its obligations under this Agreement and the Related Agreements and to purchase the Investor Securities hereunder. This Agreement and the Related Agreements are legal, valid and binding agreements of the Investor, enforceable against the Investor in accordance with their terms.

Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                  Page 12
--------------------------------------------------------------------------------


         5.2.  LEGEND.   Each  certificate   representing   shares  of  Investor
Securities shall bear legends in substantially the following forms:

              "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state, and may not be sold, or otherwise transferred, in the absence of such registration or an exemption therefrom under such Act and under any such applicable state laws."

              "The Corporation has more than one class of capital stock authorized to be issued. The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in its charter and any amendments thereto."

6. MISCELLANEOUS.

         6.1. EXPENSES. The Company and the Investors will each bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the Related Agreements.

         6.2. NOTICES. Any notice or other communication in connection with this Agreement or the Investor Securities shall be deemed to be delivered if in writing addressed as provided below and if either (a) actually delivered at said address, (b) in the case of a letter, three business days shall have elapsed after the same shall have been deposited in the mail, postage prepaid and registered or certified, return receipt requested or (c) transmitted and confirmed by telecopy or by overnight or two-day courier:

         If to the Company, to it at 400 5th Avenue, Waltham, MA 02451, attention: President, telecopy: (781) 890-6977, telephone: (781) 890-7333, with a copy to Ropes & Gray, One International Place, Boston, MA 02110, attention:
Gregory E. Moore, Esq., telecopy: (617) 951-7050, telephone: (617) 951-7000, or at such other address as the Company shall have specified by notice to the Principal Holders.

         If to  Voicenet,  to 1040  First  Avenue,  New  York,  New York  10022,
Attention:  Chief Executive Officer, telecopy:                , telephone: (212)
642-5476, with a copy to Cummings & Lockwood, 4 Stamford Plaza, Stamford, CT 06904, attention: David Fleming, Esq., telecopy: (203) 708-3881, telephone:
(203) 351-4570, or at such other address as Voicenet shall have specified by notice to the Company.

         If to any other holder of record of any Investor Security, to it at its address set forth in the stock register of the Company.

Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement                  Page 13
--------------------------------------------------------------------------------



         6.3. CONFIDENTIALITY. Each Investor will maintain the confidential nature of information obtained from the Company concerning the Company and its Subsidiaries, if any; PROVIDED, HOWEVER, that such Investor shall not be precluded from making disclosure regarding such information: (a) to counsel for any such Investor, accountants or other professional advisors on a need-to-know basis, (b) to any other Investor, (c) as required by law or applicable regulation, (d) to any participant in or assignee of any Investor Securities after notice to the Company so long as such participant or assignee has agreed to be bound by this Section 6.3 or (e) to the extent such information has become publicly available other than as a result of the violation of this Section 6.3.

         6.4. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Required Holders. Any amendment or waiver effected in accordance with this Section 6.4 shall be binding upon each holder of any Investor Securities and the Company and each of its Subsidiaries.

         6.5. SURVIVAL AND TERMINATION OF COVENANTS. All covenants, agreements, representations and warranties made herein or in any closing certificate or other certificate or written report delivered to the Investors pursuant to an express requirement hereof shall be deemed to have been material and relied on by the Investors, shall survive the execution and delivery of the Agreement to the Investors hereof and of the Investor Securities and shall terminate upon the closing of a Qualified Public Offering.

         6.6. GENERAL. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter or otherwise affect the meaning hereof. This Agreement, the Related Agreements and the other items referred to herein or therein constitute the entire understanding of the parties hereto with respect to the subject matter hereof and thereof and supersede all present and prior agreements, whether written or oral. This Agreement is intended to take effect as a sealed instrument and may be executed in any number of counterparts which together shall constitute one instrument. The Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof and as to all other matters shall be construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts (other than the conflict of laws rules), and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns. Whether or not any express assignment has been made in this Agreement, provisions of this Agreement that are for the Investors' benefit as the holder of any Investor Securities are also for the benefit of, and enforceable by, all subsequent holders of Investor Securities.


                  [Remainder of Page Intentionally Left Blank]

Unveil Technologies, Inc.
Series A Convertible Preferred Stock Purchase Agreement           Signature Page
--------------------------------------------------------------------------------



         IN WITNESS WHEREOF, the undersigned have executed this Agreement under seal as of the date first above written.

                                        UNVEIL TECHNOLOGIES, INC.


                                        By /s/ Peter Durlach
                                          --------------------------------
                                            Name: Peter Durlach
                                            Title: President


                                        VOICENET, INC.


                                        By /s/ Alan Dawson
                                          --------------------------------
                                            Name: Alan Dawson
                                            Title: Chief Executive Officer